Execution Version SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT This Sixth Amendment to Loan and Security Agreement (this “Amendment”), dated as of August 6, 2020, is executed and delivered by CASPER SLEEP INC., CASPER SCIENCE LLC, and CASPER SLEEP RETAIL LLC (individually and collectively, jointly and severally, “Borrower”) and PACIFIC WESTERN BANK, a California state chartered bank (“Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to those terms in the Loan Agreement (as defined below). RECITALS a. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of April 27, 2016, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 20, 2017, as amended by that certain Second Amendment to Loan and Security Agreement dated as of August 14, 2018, as amended by that certain Third Amendment to Loan and Security Agreement dated as of December 12, 2018, as amended by that certain Fourth Amendment and Joinder to Loan and Security Agreement dated as of March 1, 2019, and as amended by that certain Fifth Amendment to Loan and Security Agreement dated as of September 1, 2019 (as amended, the “Original Loan Agreement”). b. From and after the date hereof (the “Effective Date”), Borrower and Bank desire to supplement the terms and provisions of the Original Loan Agreement as provided herein, and the Original Loan Agreement, as amended by this Amendment, and as may be hereafter further supplemented, amended, modified or restated from time to time, shall be referred to collectively as the “Loan Agreement.” NOW, THEREFORE, in consideration of the promises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows: 1. Incorporation. The foregoing preamble and recitals are incorporated herein by this reference. 2. Amendments. The Loan Agreement is hereby amended, as follows: (a) Sections 6.7(b) of the Loan Agreement is hereby amended and restated in its entirety, as follows: (b) Minimum Cumulative Adjusted EBITDA. Measured monthly and calculated on a cumulative basis beginning January 1, 2020, Borrower shall achieve Adjusted EBITDA of at least the amounts shown in the table immediately below for the corresponding reporting periods. Reporting Period Ending Minimum Cumulative Adjusted EBITDA # Exhibit 10.2 - Sixth Amendment.Docx

July 31, 2020 ($54,000,000) August 31, 2020 ($57,000,000) September 30, 2020 ($58,000,000) October 31, 2020 ($62,000,000) To the extent the Formula Revolving Line is renewed, (i) measured monthly and calculated on a cumulative basis beginning January 1, 2020, Borrower shall achieve Adjusted EBITDA of at least the amounts shown in the table immediately below for the corresponding reporting periods, and (ii) for subsequent reporting periods, Bank and Borrower hereby agree that on or before February 15 of each year during the term of this Agreement, Borrower shall provide Bank with a budget for such year, which shall be approved by Borrower’s board of directors (or equivalent governing body), and Bank shall use that budget to establish the minimum cumulative Adjusted EBITDA amounts for such year, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute. Reporting Period Ending Minimum Cumulative Adjusted EBITDA November 30, 2020 ($64,000,000) December 31, 2020 ($61,000,000) (b) Section 7.8 of the Loan Agreement is hereby amended and restated in its entirety, as follows: 7.8 Capitalized Expenditures. Make Capitalized Expenditures in excess of $23,000,000 in the aggregate in Borrower’s 2020 fiscal year. For subsequent reporting periods, to the extent the Formula Revolving Line is renewed, Bank shall use the budget delivered pursuant to Section 6.2 to establish the Capitalized Expenditure limit for such year after reasonable consultation with Borrower, with such amounts being incorporated herein by an amendment, which Borrower hereby agrees to execute. (c) The following terms set forth in Exhibit A to the Loan Agreement are hereby amended and restated in their entirety as follows: “Formula Revolving Maturity Date” means December 1, 2020. (d) Exhibit A to the Loan Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order: “Adjusted EBITDA” means with respect to any fiscal period an amount equal to earnings before the sum of (a) tax, plus (b) depreciation and amortization, plus (c) interest, plus (d) any non-Cash stock compensation expenses, plus (e) restructuring costs attributable to retail operations, severance, contract terminations, and other exit activities, plus (f) costs 2 Casper Sleep – 6th Amendment to LSA attributable to legal settlements, plus (g) expenses attributable to initial public offerings. 3. Representations and Warranties. Borrower hereby represents and warrants to Bank, which representations and warranties shall survive the execution and delivery hereof, that: (a) this Amendment is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity and (b) each of the representations and warranties contained in the Loan Agreement, as well as all other representations and warranties contained in the other Loan Documents, are true and correct in all material respects on and as of the date of the Effective Date as though made at and as of each such date (provided, however, that such representations and warranties expressly referring to another date shall be true and correct in all material respects as of such date, and, provided, further, that any representation or warranty that contains a materiality qualification therein shall be true and correct in all respects). 4. Successors and Assigns. This Amendment shall be binding upon Borrower’s and Bank’s successors and assigns and shall inure to the benefit of Borrower’s and Bank’s successors and assigns. No other person or entity shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment. Borrower may not assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Bank. 5. Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but, if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such provision or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of Borrower and rights of Bank expressed herein shall be in addition to and not in limitation of those provided by applicable law. 6. Counterparts; Facsimile and Other Electronic Transmission. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute for all purposes effective delivery thereof. Electronic records of this executed Amendment maintained by Bank shall be deemed to be originals. 7. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND BE CONSTRUED, ENFORCED AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. 3 Casper Sleep – 6th Amendment to LSA

8. WAIVER OF JURY TRIAL. BANK AND BORROWER WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREIN, INCLUDING CLAIMS BASED ON CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER COMMON LAW OR STATUTORY BASES. ALL DISPUTES, CONTROVERSIES, CLAIMS, ACTIONS AND SIMILAR PROCEEDINGS ARISING WITH RESPECT TO BORROWER’S ACCOUNT(S) OR ANY RELATED AGREEMENT OR TRANSACTION SHALL BE BROUGHT IN THE GENERAL COURT OF JUSTICE OF NORTH CAROLINA SITTING IN DURHAM COUNTY, NORTH CAROLINA OR THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF NORTH CAROLINA, EXCEPT AS PROVIDED BELOW WITH RESPECT TO ARBITRATION OF SUCH MATTERS. IF THE JURY WAIVER SET FORTH IN THIS SECTION IS NOT ENFORCEABLE, THEN ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN WILL BE FINALLY SETTLED BY BINDING ARBITRATION IN DURHAM COUNTY, NORTH CAROLINA IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION BY ONE ARBITRATOR APPOINTED IN ACCORDANCE WITH SAID RULES. THE ARBITRATOR SHALL APPLY NORTH CAROLINA LAW TO THE RESOLUTION OF ANY DISPUTE, WITHOUT REFERENCE TO RULES OF CONFLICTS OF LAW OR RULES OF STATUTORY ARBITRATION. JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. NOTWITHSTANDING THE FOREGOING, THE PARTIES MAY APPLY TO ANY COURT OF COMPETENT JURISDICTION FOR PRELIMINARY OR INTERIM EQUITABLE RELIEF OR TO COMPEL ARBITRATION IN ACCORDANCE WITH THIS PARAGRAPH. THE EXPENSES OF THE ARBITRATION, INCLUDING THE ARBITRATOR’S FEES, REASONABLE ATTORNEYS’ FEES AND EXPERT WITNESS FEES, INCURRED BY THE PARTIES TO THE ARBITRATION MAY BE AWARDED TO THE PREVAILING PARTY, IN THE DISCRETION OF THE ARBITRATOR, OR MAY BE APPORTIONED BETWEEN THE PARTIES IN ANY MANNER DEEMED APPROPRIATE BY THE ARBITRATOR. UNLESS AND UNTIL THE ARBITRATOR DECIDES THAT ONE PARTY IS TO PAY FOR ALL (OR A SHARE) OF SUCH EXPENSES, ALL PARTIES SHALL SHARE EQUALLY IN THE PAYMENT OF THE ARBITRATOR’S FEES AS AND WHEN BILLED BY THE ARBITRATOR. 9. Conditions to Effectiveness. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following: (a) this Amendment, duly executed by each Borrower; (b) an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment; (c) payment of all Bank Expenses, including Bank’s reasonable expenses for the documentation of this Amendment and any related documents, and any UCC, 4 Casper Sleep – 6th Amendment to LSA

good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s account(s); and (d) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate. [Signature Page Follows] 5 Casper Sleep – 6th Amendment to LSA

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written. BORROWER: CASPER SLEEP INC. By: /s/ Stuart Brown Name: Stuart Brown Title: Interim CFO CASPER SCIENCE LLC By: /s/ Philip Krim Name: Philip Krim Title: President CASPER SLEEP RETAIL LLC By: /s/ Philip Krim Name: Philip Krim Title: President BANK: PACIFIC WESTERN BANK By: Samantha Mertzel Name: /s/ Samantha Mertzel Title: VP Casper Sleep Inc. – 6th Amendment to LSA